Property And Equipment	3 Months Ended
Mar. 31, 2013
Property, Plant and Equipment [Abstract]
Property And Equipment

Note 3: Property and Equipment

On January 9, 2013 the Company entered into an asset purchase agreement (“Asset Purchase Agreement”) with Oktet Bilişim Danışmanlık Organizayon Reklamcılık Limited Şirketi, a Turkish corporation (“Octeth”). Pursuant the Asset Purchase Agreement, the registrant acquired from Octeth certain tangible assets, including servers and devices, intangible assets related to PreviewMyEmail.com, along with customer and co-location contracts, in exchange for $160,000 cash. This asset purchase agreement did not constitute a business combination for which purchase accounting would apply and therefore the purchase price was allocated based on their estimated fair value.